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                   FIRST AMENDMENT TO CREDIT AGREEMENT BY AND
                           BETWEEN GMX RESOURCES INC.
                          AND LOCAL OKLAHOMA BANK, N.A.

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is executed as of this ____ day of June, 2001 by and between GMX RESOURCES INC., an Oklahoma corporation (the "Borrower") and LOCAL OKLAHOMA BANK, N.A. (the "Bank").

                              W I T N E S S E T H:

         WHEREAS, effective October 31, 2000 Borrower and Bank entered into that certain Credit Agreement (the "Agreement") whereby Bank provided Borrower with a revolving line of credit in an amount governed by a Borrowing Base which shall not exceed $15,000,000.00, as evidenced by reducing revolving promissory note with a stated like amount of even date with the Original Agreement (the "Original Note").

         WHEREAS, the obligations described in the Agreement are secured by, among other things not specifically set forth herein, certain oil and gas properties and other properties as set forth in the Agreement; and

         WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement;

         WHEREAS, Borrower and Bank desire to amend the Agreement for the firsts time in order to: (i) permit certain preferred stock dividends and (ii) evidence such additional changes to the Agreement as more particularly set forth herein;

         NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree to amend the agreement as follows:

         A.       CHANGES TO THE AGREEMENT

                  1. Section 8.6 of the Agreement, DIVIDEND; TREASURY STOCK PURCHASES, is hereby amended and restated in its entirety in order to evidence Bank's consent to Borrower's payment of certain preferred stock dividends as follows:

                  8.6 DIVIDENDS; TREASURY STOCK PURCHASES. Except as set forth herein, set aside or apply any money or assets, directly or indirectly, to purchase, redeem or otherwise retire any shares nor pay any dividends. The previous sentence notwithstanding, Borrower shall be entitled to pay dividends on preferred stock it proposes to issue designated as Series A Cumulative Convertible Preferred Stock ("Preferred Stock") consisting of up to 500,000 shares including 400,000 shares to be sold to the public, 60,000 shares for an underwriters over allotment option and 40,000 shares issuable upon exercise of underwriters' warrants so long as (i) there

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         are no then existing Events of Default or (ii) the payment of the dividend on the Preferred Stock does not cause Borrower to violate any covenant of this Agreement including, but not limited to, those covenants set forth at ARTICLE VII of the Agreement. Bank's consent to the payment of dividends on the Preferred Stock shall not be construed as consent to Borrowers redemption or repurchase of such Preferred Stock.

         B.       REPRESENTATIONS AND WARRANTIES

         Borrower hereby represents and warrants to Bank that:

                  1. Borrower is a corporation, duly organized, legally existing, and in good standing under the laws of the State of Oklahoma, and is duly qualified as a foreign corporation and in good standing in all other states wherein the nature of its business or its assets make such qualification necessary.

                  2. Borrower's execution and delivery of this Amendment and performance of its obligations hereunder: (a) are and will be within its powers;
(b) are duly authorized by its board of directors; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of its articles or incorporation and bylaws, nor of any agreement or undertaking to which Borrower or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of liens, charges or encumbrances on any of its properties or assets, except those in favor of Bank hereunder.

                  3. This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms.

                  4. All financial statements, balance sheets, income statements and other financial data which have been or are hereafter furnished to Bank by Borrower to induce Bank to make the loans hereunder due, and as to subsequent financial statements will, fairly represent each Borrower's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Bank are and will be, when furnished: prepared in accordance with generally accepted accounting principles consistently applied; accurate and correct in all material respects; and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter. Since the date of the last such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise and other financial data provided to Bank; of either Borrower, nor, to the best of their knowledge, has either Borrower incurred, any material liabilities or made any material investment or guarantees, direct or contingent, in any single case or in the aggregate, which has not been disclosed to Bank.

                  5. The Borrower is the sole and lawful owner of the Collateral, pledged, mortgaged or assigned by it, and Borrower has, and as to after acquired property or new properties will have, good right to cause the Collateral to be hypothecated to Bank as security for the obligations described in the Agreement, as amended hereby.


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                  6. All of each Borrower's other representations and warranties set forth in Section 8 of the Agreement, Representations and Warranties, are true and correct on and as of the date hereof with the same effect as though made and repeated by Borrower as of the date hereof.

         C.       CONDITIONS

         Bank's obligations under the Agreement, as hereby amended, are subject to the following conditions:

                  1. Bank and Borrower shall have executed and delivered this Amendment.

                  2. Borrower shall have executed such additional mortgages, deeds of trust, financing statement and such other documents as are deemed necessary by Bank in order to perfect a lien in favor of Bank in and to those Oil and Gas Properties necessary to achieve the percentages required by the covenants set forth herein.

                  3. Borrower's representations and warranties set forth in Section B hereof shall be true and correct on and as of the date hereof, and the date of any subsequent advance with the same effect as though such representation and warranty had been on and as of such date.

                  4. Borrower shall have executed any and all mortgages, deeds of trust and/or any other security documents deemed necessary by Bank in its sole discretion.

                  5. Borrower shall have satisfied all conditions set forth in the Agreement.

                  6. As of the date hereof, and the date of any subsequent Advance, no Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.

         D.     OTHER COVENANTS AND MISCELLANEOUS TERMS

                  1. Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

                  2. The obligations described in the Agreement, as amended hereby, including but not limited to the indebtedness evidenced by the Note executed in conjunction with the Agreement, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

                  3. Borrower agrees to execute such additional mortgages, deeds of trust and/or amendments to such documents already in place as Bank deems necessary to adequately secure the loan at any time and from time to time hereafter.

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                  4. The Borrower hereby agrees to pay all reasonable attorney fees and legal expenses incurred by Bank in preparation, execution and implementation of this Amendment and any mortgages, guaranty agreements, subordination agreements, deeds of trust, security agreements, pledge agreements or any amendments thereto.

                  5. This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and Bank, and their respective successors and assigns. All obligations of the Borrower under the Agreement and all rights of Bank and any other holder of the Note, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrower irrevocably agrees that, subject to Bank's sole election, all suits or proceedings arising from or related to the Agreement, as amended, or the Note may be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower hereby irrevocably waives any objection to such jurisdiction and venue.

                  6. This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.


                                               BORROWER:

                                               GMX RESOURCES INC.,
                                               an Oklahoma corporation


                                               ---------------------------------
                                               By: Ken L. Kenworthy, Sr.
                                               Title: Chief Financial Officer



                                               BANK:

                                               LOCAL OKLAHOMA BANK, N.A.


                                               ---------------------------------
                                               By: John K. Slay, Jr.
                                               Title: Senior Vice President




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